                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                           EASTGROUP PROPERTIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                           EASTGROUP PROPERTIES, INC.
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195

                                 April 21, 2004

Dear Stockholder:

     You are cordially invited to the annual meeting (the "Meeting") of stockholders of EastGroup Properties, Inc. (the "Company"), to be held on May 27, 2004 at 9:00 a.m., Jackson time, at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi.

     Stockholders will be asked to vote on the election of eight directors of the Company, to ratify the adoption of the EastGroup Properties, Inc. 2004 Equity Incentive Plan and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     The matters to be considered at the Meeting are important to you as a stockholder. Therefore, whether or not you plan to attend the Meeting, I urge you to give your immediate attention to voting. Please review the enclosed materials, sign and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

                                          Very truly yours,

                                          /s/ Leland R. Speed
                                          LELAND R. SPEED
                                          Chairman of the Board of Directors

                           EASTGROUP PROPERTIES, INC.
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 27, 2004

To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of EastGroup Properties, Inc. (the "Company") will be held at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, on Thursday, May 27, 2004 at 9:00 a.m., Jackson time, for the following purposes:

          1. To elect eight directors of the Company;

          2. To ratify the adoption of the EastGroup Properties, Inc. 2004 Equity Incentive Plan; and

          3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 14, 2004 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

     The directors sincerely desire your presence at the Meeting. However, so that we may be sure your vote will be included, please sign and return the enclosed proxy promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

     The prompt return of your proxy will avoid delay and save the expense involved in further communication. The proxy may be revoked by you at any time prior to its exercise, and the giving of your proxy will not affect your right to vote in person if you wish to attend the Meeting.

                                          By Order of the Board of Directors

                                          /s/ N. Keith McKey
                                          N. KEITH MCKEY
                                          Executive Vice President, Chief
                                          Financial Officer,
                                          Treasurer and Secretary

DATED: April 21, 2004

     THIS IS AN IMPORTANT MEETING. STOCKHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                           EASTGROUP PROPERTIES, INC.
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195
                            ------------------------

                                PROXY STATEMENT
                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 27, 2004

     The following information is being furnished to the stockholders of EastGroup Properties, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Annual Meeting of Stockholders (the "Meeting"), to be held on May 27, 2004 at 9:00 a.m., Jackson time, at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi. A copy of the Company's Annual Report for the fiscal year ended December 31, 2003 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and Form of Proxy may be obtained from the Company's Secretary, P.O. Box 22728, Jackson, Mississippi 39225-2728. A COPY OF THE COMPANY'S FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT THE COMPANY'S CORPORATE OFFICES, VIA E-MAIL ADDRESSED TO INVESTOR@EASTGROUP.NET, FROM THE COMPANY'S WEB SITE AT WWW.EASTGROUP.NET OR FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT WWW.SEC.GOV. This Proxy Statement, Annual Report and Form of Proxy will first be sent to stockholders on or about April 21, 2004.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Meeting is being solicited by the directors of the Company. Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing the proxy and voting in person.

     The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses. The Company has retained InvestorCom, Inc. to assist with the solicitation of proxies and will pay InvestorCom, Inc. a fee of $5,000 plus reimbursement of out-of-pocket expenses for its services.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares of common stock, par value $0.0001 per share, of the Company (the "Common Stock"), entitled to vote at the Meeting has been fixed at the close of business on April 14, 2004. On such date there were 20,953,330 shares of Common Stock outstanding. The holders of Common Stock are entitled to one vote for each share of Common Stock on each matter submitted to a vote at a meeting of stockholders. Pursuant to the Company's Bylaws, directors will be elected by a plurality of all the votes cast at the Meeting with each share being voted for as many individuals as there are directors to be elected and for whose election the share is entitled to vote. Ratification of the adoption of the EastGroup Properties, Inc. 2004 Equity Incentive Plan (the "2004 Plan") requires the affirmative vote of a majority of all the votes cast at the Meeting, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal as required by the New York Stock Exchange listing standards.

     The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Shares of Common Stock represented by a properly signed, dated and returned proxy card, including abstentions and broker non-votes, will be treated as present at the Meeting for purposes of determining a quorum.

     For purposes of the election of directors, abstentions will not be counted as votes cast and will have no effect on the result of the vote. For purposes of the vote on the ratification of the adoption of the 2004 Plan, abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the best of the Company's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) beneficially owned, as of April 14, 2004, more than five percent of the shares of Common Stock outstanding, except as set forth in the following table.

                                                              AMOUNT AND        PERCENT OF
NAME AND ADDRESS                                           NATURE OF SHARES       COMMON
OF BENEFICIAL OWNER                                       BENEFICIALLY OWNED    STOCK (1)
-------------------                                       -------------------   ----------
T. Rowe Price Associates, Inc.
  100 East Pratt Street                                   1,899,700 shares of
  Baltimore, Maryland 21202.............................  Common Stock (2)         9.1%
Neuberger Berman, LLC
  605 Third Avenue                                        1,246,258 shares of
  New York, New York 10158..............................  Common Stock (3)         5.9%

---------------

(1) Based on the number of shares of Common Stock outstanding as of April 14, 2004 which was 20,953,330 shares of Common Stock.

(2) Based upon a Statement on Schedule 13G filed with the SEC that indicated that these securities are owned by various individual and institutional investors, including T. Rowe Price Small-Cap Stock Fund, Inc. (which has sole voting power with respect to 887,600 shares of Common Stock representing 4.2% of the shares of Common Stock outstanding), for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3) Based upon a Statement on Schedule 13G filed with the SEC that indicated that Neuberger Berman, Inc. and Neuberger Berman, LLC share sole voting power with respect to 8,695 shares of Common Stock, shared voting power with respect to 1,198,858 shares of Common Stock, and shared dispositive power with respect to 1,246,258 shares of Common Stock. The 1,246,258 shares of Common Stock do not include 1,700 shares of Common Stock owned by employee(s) of Neuberger Berman, LLC and Neuberger Berman Management, Inc. as to which Neuberger Berman LLC disclaims beneficial ownership.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information available to the Company with respect to shares of Common Stock owned by each director, each nominee for director, each executive officer and all directors, nominees and executive officers as a group, as of April 14, 2004.

                                                       NUMBER OF SHARES     PERCENTAGE OF
DIRECTORS, NOMINEES                                    OF COMMON STOCK        SHARES OF
AND EXECUTIVE OFFICERS                                BENEFICIALLY OWNED   COMMON STOCK (1)
----------------------                                ------------------   ----------------
D. Pike Aloian......................................         16,500(2)             *
Alexander G. Anagnos................................         27,750(3)             *
H.C. Bailey, Jr. ...................................         30,102(4)             *
Hayden C. Eaves III.................................         19,300(5)             *
Fredric H. Gould....................................         29,250(6)             *
David M. Osnos......................................         38,400(7)             *
Leland R. Speed.....................................        327,442(8)           1.6%
David H. Hoster II..................................        299,902(9)           1.4%
N. Keith McKey......................................        107,870(10)            *
John F. Coleman.....................................         34,139(11)            *
C. Bruce Corkern....................................         22,589(12)            *
William D. Petsas...................................         34,940(13)            *
Brent W. Wood.......................................         17,425(14)
All directors, nominees and executive officers as a
  group.............................................      1,005,609(15)          4.8%

---------------

  * Less than 1.0%.

 (1) Based on the number of shares of Common Stock outstanding as of April 14, 2004 which was 20,953,330 shares of Common Stock.

 (2) Includes 16,500 shares of Common Stock that Mr. Aloian has the right to acquire under the Company's 2000 Directors' Stock Option Plan (the "2000 Directors' Plan") and the Company's 1991 Directors' Stock Option Plan, as amended (the "1991 Directors' Plan").

 (3) Includes 15,750 shares of Common Stock that Mr. Anagnos has the right to acquire under the 2000 Directors' Plan and the 1991 Directors' Plan.

 (4) Includes (i) 15,750 shares of Common Stock that Mr. Bailey has the right to acquire under the 2000 Directors' Plan and the 1991 Directors' Plan; (ii) 4,536 shares of Common Stock with respect to which Mr. Bailey has sole voting and dispositive power; and (iii) 9,816 shares of Common Stock with respect to which Mr. Bailey has shared voting and dispositive power.

 (5) Includes (i) 12,000 shares of Common Stock that Mr. Eaves has the right to acquire under the 2000 Directors' Plan; (ii) 4,000 shares of Common Stock owned by Mr. Eaves and his spouse as co-trustees; (iii) 1,000 shares of Common Stock owned by a family foundation of which Mr. Eaves is President;
     (iv) 300
     shares of Common Stock owned by a trust for the benefit of Mr. Eaves' child; and (v) 500 shares of Common Stock owned by Mr. Eaves as trustee.

 (6) Includes 18,750 shares of Common Stock that Mr. Gould has the right to acquire under the 2000 Directors' Plan and the 1991 Directors' Plan, and 4,500 shares of Common Stock owned by a limited partnership of which Mr. Gould is a general partner and an executive officer and sole shareholder of the managing general partner (Mr. Gould has shared voting and dispositive control over these shares). Mr. Gould disclaims beneficial ownership as to the 4,500 shares of Common Stock owned by the limited partnership.

 (7) Includes 20,250 shares of Common Stock that Mr. Osnos has the right to acquire under the 2000 Directors' Plan and the 1991 Directors' Plan.

 (8) Includes 169,951 shares of Common Stock that Mr. Speed has the right to acquire pursuant to exercisable options granted under the Company's 1994 Management Incentive Plan, as amended (the "1994 Incentive Plan"), and does not include 27,288 shares of Common Stock beneficially owned by Mr. Speed's spouse, as to which he disclaims beneficial ownership.

 (9) Includes 136,605 shares of Common Stock that Mr. Hoster has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 46,314 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan. Does not include 4,680 shares of Common Stock beneficially owned by Mr. Hoster's wife and daughters, as to which he disclaims beneficial ownership.

(10) Includes 33,058 shares of Common Stock granted to Mr. McKey as incentive restricted shares under the 1994 Incentive Plan.

(11) Includes 11,000 shares of Common Stock that Mr. Coleman has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 16,960 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan.

(12) Includes 9,000 shares of Common Stock that Mr. Corkern has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan, 11,726 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan and 1,000 shares owned by Mr. Corkern's daughter and son.

(13) Includes 5,000 shares of Common Stock that Mr. Petsas has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 16,960 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan.

(14) Includes 8,000 shares of Common Stock Mr. Wood has the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 6,800 shares of Common Stock granted as incentive restricted shares under the 1994 Incentive Plan.

(15) Includes 99,000 shares of Common Stock that directors of the Company have the right to acquire under the 2000 Directors' Plan and the 1991 Directors' Plan, 339,556 shares of Common Stock that officers of the Company have the right to acquire pursuant to exercisable options granted under the 1994 Incentive Plan and 131,818 shares of Common Stock granted to officers as incentive restricted shares under the 1994 Incentive Plan.

OWNERSHIP GUIDELINES FOR DIRECTORS AND OFFICERS

     In order to enhance the alignment of the interests of the directors and management with stockholders, the Company has instituted ownership guidelines for directors and officers. Each director who has served for at least three years should own 1,000 shares of Common Stock. Officers of the Company are required to own, within five years of their election as an officer but no earlier than May 27, 2009, shares of Common Stock having a market value equal to or greater than the following multiples of their base salary: 1) President and Chief Executive

Officer: five times annual base salary; 2) Executive Vice President: three times annual base salary; 3) Senior Vice Presidents: two times annual base salary; and
4) Vice Presidents: one time annual base salary.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

NOMINEES

     Pursuant to the Bylaws of the Company, the number of directors shall be eight. All eight positions on the Board of Directors are to be filled by the vote of the stockholders at the Meeting. Each person so elected shall serve until the Company's next Annual Meeting of Stockholders and until his successor is elected and qualified.

     The Company's directors recommend a vote FOR the eight nominees listed below. Except where authority to do so has been withheld, it is the intention of the persons named in the accompanying proxy to vote at the Meeting FOR these nominees. Each of the nominees listed below was elected a director at the Company's 2003 Annual Meeting of Stockholders.

     Although the directors do not contemplate that any of the nominees listed below will be unable to serve, if such a situation arises prior to the Meeting, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

NAME, POSITION(S) AND
TENURE WITH THE COMPANY                  AGE    PRINCIPAL OCCUPATION AND BUSINESS FOR THE PAST FIVE YEARS (1)
-----------------------                  ---    -------------------------------------------------------------
D. Pike Aloian.......................    49     Managing Director of Rothschild Realty Inc. (real estate
  Director since 1999                           advisory and investment services).
Alexander G. Anagnos.................    77     Financial Advisor with W. R. Family Associates.
  Director since 1994
H.C. Bailey, Jr. ....................    64     Chairman and President of H. C. Bailey Company (real estate
  Director since 1980                           development and investment).
Hayden C. Eaves III..................    58     President of Hayden Holdings, Inc. (real estate investment)
  Director since March 2002                     and Managing Director of Investment Development Services,
                                                Inc. (real estate management).
Fredric H. Gould.....................    68     General Partner of Gould Investors, L.P.; Chairman of BRT
  Director since 1998                           Realty Trust; Chairman of One Liberty Properties, Inc.
David H. Hoster II...................    58     Chief Executive Officer of the Company since 1997 and
  Director and President                        President since 1993; Executive Vice President of the Company
  since 1993, Chief Executive                   until 1993.
  Officer since 1997
David M. Osnos.......................    72     Of Counsel to (and, until December 31, 2002, partner in) the
  Director since 1993                           law firm of Arent Fox PLLC.
Leland R. Speed......................    71     Chairman of the Board of the Company and Parkway Properties,
  Director since 1978 and                       Inc. (2), and Executive Director of the Mississippi
  Chairman since 1983                           Development Authority, the State of Mississippi's lead
                                                economic development agency, since January 2004.

---------------

(1) Unless otherwise stated, each nominee has held the positions indicated for at least the past five years.

(2) Mr. Speed is not involved in the operation of the business of either company on a day-to-day basis. Rather, he consults with management of both companies on issues as circumstances require. He allocates his time between the two companies depending on which company desires his input at a particular time.

INDEPENDENCE

     The Board, on recommendation of the Nominating and Corporate Governance Committee, has determined that each current director, other than Mr. Speed, the Company's Chairman, and Mr. Hoster, the Company's President and Chief Executive Officer, is "independent" as defined by the listing standards of the New York Stock Exchange. No director has any material relationship with the Company other than those described in "Certain Transactions and Relationships" below.

STOCKHOLDER COMMUNICATION WITH THE BOARD

     The Board of Directors has appointed David M. Osnos as "Lead Independent Director." In that capacity, he presides over the meetings of the non-management directors of the Company. Stockholders and other parties interested in communicating directly with the Lead Independent Director or with the non-management directors as a group may do so by writing to David M. Osnos, Lead Independent Director, EastGroup Properties, Inc., 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201. Correspondence so addressed will be forwarded directly to Mr. Osnos.

OTHER DIRECTORSHIPS AND TRUSTEESHIPS

     Directors and nominees to the Company's Board of Directors serve on the Boards of Directors or the Boards of Trustees of the following publicly-held companies:

NAME                                                                      COMPANY
----                                                                      -------
D. Pike Aloian.........................................   Koger Equity, Inc.
                                                          Brandywine Realty Trust
Fredric H. Gould.......................................   BRT Realty Trust
                                                          One Liberty Properties, Inc.
David M. Osnos.........................................   VSE Corporation
                                                          Washington Real Estate Investment Trust
Leland R. Speed........................................   Parkway Properties, Inc.

COMMITTEES AND MEETING DATA

     For 2003, the Audit Committee of the Company's Board of Directors consisted of Messrs. Aloian, Gould and Osnos. The Audit Committee met five times during the Company's 2003 fiscal year. The charter of the Audit Committee is attached as Appendix A and is available on the Company's website (www.eastgroup.net) under "About Us." The Audit Committee oversees the financial reporting of the Company, including the audit by the Company's independent public accountants. Each member of the Audit Committee is "independent" as that term is defined in the New York Stock Exchange listing standards. Mr. Aloian and Mr. Gould have been designated as the Company's "Audit Committee financial experts" in accordance with the SEC rules and regulations and the Board has determined that they have accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange. See "Report of the Audit Committee" below.

     The Compensation Committee of the Company's Board of Directors during 2003 consisted of Messrs. Anagnos, Bailey and Eaves. The charter of the Compensation Committee is attached as Appendix B and is available on the Company's website (www.eastgroup.net) under "About Us." All of the members of the Compensation Committee are "independent" as that term is defined in the New York Stock Exchange listing standards. The Compensation Committee's function is to review and recommend to the Board of Directors appropriate executive compensation policy and compensation of the Company's directors and officers. The Compensation Committee also reviews and makes recommendations with respect to executive and employee benefit plans and programs. See "Report of the Compensation Committee." The Compensation Committee met eight times during the Company's 2003 fiscal year.

     The Nominating and Corporate Governance Committee of the Company's Board of Directors consisted of Messrs. Aloian, Bailey and Osnos during 2003. The Nominating and Corporate Governance Committee met one time during the Company's 2003 fiscal year. Each of the members of the Nominating and Corporate Governance Committee is "independent" as defined in the listing standards of the New York Stock Exchange. As set forth in its charter, the responsibilities of the Nominating and Corporate Governance Committee include assessing Board membership needs and identifying, screening, recruiting, and presenting director candidates to the Board, implementing policies regarding corporate governance matters, making recommendations regarding committee memberships and evaluation of the Board and management. The text of the charter of the Nominating and Corporate Governance Committee is attached as Appendix C and is available at www.eastgroup.net under "About Us."

     The Board of Directors has adopted Corporate Governance Guidelines. The guidelines are available at www.eastgroup.net under "About Us." Under the guidelines, the stockholders have the opportunity to nominate directors in accordance with the Articles of Incorporation and Bylaws. Under this principle, the Nominating and Corporate Governance Committee will consider written recommendations for potential nominees suggested by stockholders. Any such person will be evaluated in the same manner as any other potential nominee for director. Any suggestion for a nominee for director by a stockholder should be sent to the Company's secretary at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201, within the time periods set forth under "Stockholder Proposals for the 2005 Annual Meeting of Stockholders."

     In identifying suitable candidates for nomination as a director, the Nominating and Corporate Governance Committee will consider the needs of the Board and the range of skills and characteristics required for effective functioning of the Board. In evaluating such skills and characteristics, the Nominating and Corporate Governance Committee may take into consideration such factors as it deems appropriate, including those included in the Corporate Governance Guidelines. The Nominating and Corporate Governance Committee will consider nominees suggested by incumbent Board members, management, stockholders and, in certain circumstances, outside search firms.

     The Board of Directors held seven meetings during the Company's 2003 fiscal year. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served. The Company's Corporate Governance Guidelines provide that all directors are expected to regularly attend all meetings of the Board and the Board committees on which he serves. In addition, each director is expected to attend the Annual Meeting of Stockholders. In 2003, the Annual Meeting of Stockholders was attended by four of the directors.

                         REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this Report by reference therein.

     The Audit Committee of the Company is composed of three directors, each of whom meets the current independence and experience requirements of the NYSE and the SEC. The Audit Committee operates under a written charter which was amended and restated on March 11, 2004 to incorporate new SEC regulations and the new listing standards of the NYSE. A complete copy of the Audit Committee charter is attached as Appendix A to this Proxy Statement and listed on the Company's website at www.eastgroup.net The Board has determined that D. Pike Aloian and Fredric H. Gould are "Audit Committee financial experts" as defined in the current rules of the SEC.

     Management is primarily responsible for the Company's financial statements and reporting process. The Company's independent auditing firm, KPMG LLP, is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles in the United States of America ("GAAP") and for issuing a report on those statements. The Audit Committee oversees the financial reporting process on behalf of the Board. It is not the duty or the responsibility of the Audit Committee to conduct auditing or accounting reviews or related procedures.

     The Audit Committee meets at least quarterly and at such other times as it deems necessary or appropriate to carry out its responsibilities. Those meetings include, whenever appropriate, executive sessions with the Company's independent accountant without management being present. The Committee met five times during 2003, including two executive sessions with the Company's outside accountant. In the course of fulfilling its oversight responsibilities, the Committee met with both management and the Company's independent accountant to review and discuss all annual financial statements and quarterly operating results prior to their issuance. Management advised the Audit Committee that all financial statements were prepared in accordance with GAAP. The Audit Committee also discussed with the Company's independent accountant matters required to be discussed, pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, including the reasonableness of judgments and the clarity and completeness of financial disclosures. In addition, the Audit Committee discussed with KPMG LLP matters relating to its independence and has received from KPMG LLP the written disclosures and letter required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     On the basis of the reviews and discussions the Committee has had with the Company's independent accountant and management, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

Submitted by:

     THE AUDIT COMMITTEE

     D. Pike Aloian
     Fredric H. Gould
     David M. Osnos

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that directors, officers and more than 10 percent stockholders of the Company file reports with the SEC to report a change in ownership within two business days following the day on which the transaction occurs. During 2003, no officer or director of the Company was late in filing a report under Section 16(a) except for the following. One Form 4 that was filed for each of Messrs. Aloian, Anagnos, Bailey, Eaves, Gould and Osnos to report a stock option granted to each of them upon re-election to the Board at the 2003 Annual Meeting of Stockholders on May 29, 2003 pursuant to the 2000 Directors' Plan was inadvertently filed late.

EXECUTIVE OFFICERS

     The following is a list of the Company's executive officers:

NAME, POSITION AND                                             PRINCIPAL OCCUPATION AND
TENURE WITH THE COMPANY                     AGE        BUSINESS EXPERIENCE FOR PAST FIVE YEARS
-----------------------                     ---        ---------------------------------------
Leland R. Speed...........................  71    See table under "Nominees."
  Director since 1978 and
  Chairman since 1983
David H. Hoster II........................  58    See table under "Nominees."
  Director and President since 1993,
  Chief Executive Officer since 1997
N. Keith McKey............................  53    Executive Vice President of the Company since
  Executive Vice President since 1993,            1993, Chief Financial Officer and Secretary since
  Chief Financial Officer and Secretary           1992 and Treasurer since 1997.
  since 1992, Treasurer since 1997
William D. Petsas.........................  46    Senior Vice President of the Company since 2000;
  Senior Vice President since 2000                Vice President of ProLogis Trust (a real estate
                                                  investment trust that owns and operates industrial
                                                  properties) until 2000.
C. Bruce Corkern..........................  42    Senior Vice President and Controller of the
  Senior Vice President and                       Company since 2000; Vice President of Finance of
  Controller since 2000                           Time Warner Cable (Jackson/Monroe Division) until
                                                  2000.
John F. Coleman...........................  44    Senior Vice President of the Company since 2001;
  Senior Vice President since 2001                Senior Vice President of Duke-Weeks Realty
                                                  Corporation (an industrial/office real estate
                                                  investment trust) until 2001.
Brent W. Wood.............................  34    Senior Vice President of the Company since 2003,
  Senior Vice President Since 2003                Vice President from 2000 to 2003, Senior Asset
                                                  Manager from 1997 to 1999 and Assistant Controller
                                                  from 1996 to 1997.

     There are no family relationships between any of the directors or executive officers of the Company.

EXECUTIVE COMPENSATION

     The following table summarizes, for the fiscal years ended December 31, 2003, 2002 and 2001, the amount of compensation paid by the Company to its Chief Executive Officer and the four other most highly compensated executive officers (the "Named Officers").

                                                                      LONG TERM
                                                                    COMPENSATION
                                                              -------------------------
                                                                       AWARDS
                                                              -------------------------
                                      ANNUAL COMPENSATION     RESTRICTED    SECURITIES     ALL OTHER
NAME AND                              --------------------      STOCK       UNDERLYING     COMPENSA-
PRINCIPAL POSITION            YEAR     SALARY      BONUS        AWARDS      OPTIONS (3)    TION (4)
------------------            ----    --------    --------    ----------    -----------    ---------
David H. Hoster II..........  2003    $335,000    $247,000     $222,600(2)       -0-        $15,806
  President and               2002     325,000      73,125(1)       -0-          -0-         17,237
  Chief Executive Officer     2001     270,000     182,250(1)       -0-          -0-         14,281
N. Keith McKey..............  2003     215,000     125,000      157,800(2)       -0-         14,966
  Executive Vice President,   2002     215,000      37,625(1)       -0-          -0-         16,424
  Chief Financial Officer,    2001     195,000     105,300(1)       -0-          -0-         13,441
  Treasurer and Secretary
John F. Coleman.............  2003     200,000      57,000      101,100(2)       -0-         16,420
  Senior Vice President       2002     185,000      38,500          -0-          -0-          5,900
                              2001(5)  180,000      19,000       15,000(6)    15,000            352
William D. Petsas...........  2003     200,000      58,500      101,100(2)       -0-         16,630
  Senior Vice President       2002     200,000      40,625          -0-          -0-         16,123
                              2001     187,000      54,000          -0-          -0-         11,867
C. Bruce Corkern............  2003     120,000      21,500       89,100(2)       -0-         12,489
  Senior Vice President       2002     120,000      18,750          -0-          -0-         12,316
  and Controller              2001     100,000      25,000          -0-          -0-         10,488

---------------

(1) This is the amount of incentive compensation payable to the Named Officer under the 1994 Incentive Plan. In 2001 and 2002, this amount was paid 60% in cash and 40% in shares of Common Stock.

(2) This represents the value of restricted shares granted to the Named Officer on March 17, 2004 effective as of January 1, 2003 as the Annual Long-Term Incentive portion of 2003 compensation. See "Report of the Compensation Committee." The restricted shares vest one-third on the date of grant, one-third on January 1, 2005 and one-third on January 1, 2006.

(3) These options were granted under the Company's 1994 Incentive Plan and become exercisable with respect to one-half of the shares on the first anniversary date of grant and one-half of the shares on the second anniversary date of grant.

(4) This is the Company's discretionary contribution and matching contribution to its 401(k) Plan for the Named Officer's benefit and the amount of premium paid by the Company for group term life insurance on the Named Officer's life.

(5) Mr. Coleman became an executive officer of the Company during 2001.

(6) On December 5, 2000, the Compensation Committee of the Board of Directors granted restricted shares to the Named Officers, effective as of January 1, 2000. Under these grants of restricted shares, employees' rights to the restricted shares were conditioned on the Company's achievement of specified performance goals or, if such performance goals were not achieved, the passage of time beginning December 31, 2005. The Company's performance goal with respect to these awards was the achievement of cumulative funds from operations ("FFO") for the years 2000 through 2003. The Company did not achieve any of the performance goals, and the restricted shares will vest 20% on each December 31 from 2005 through 2009. If an employee's employment terminates before December 31, 2009 by reason of death or disability, the employee's interest in any forfeitable restricted shares may become nonforfeitable depending on the number of restricted shares already vested or the number of years elapsed since the date of grant. Dividends on the restricted shares will be retained by the Company, to be paid only when the related shares become nonforfeitable.

     Option Grants. No options were granted to the Named Officers during the year ended December 31, 2003.

     Option Exercises and Year End Values. No options were exercised by Mr. Corkern during 2003. The following table shows the value realized by Messrs. Hoster, McKey, Coleman and Petsas upon the exercise of options, and the year-end value of unexercised in-the-money options held by the Named Officers at the fiscal year-end. Year-end values are based upon the closing price of shares of Common Stock on the New York Stock Exchange, Inc. on December 31, 2003 ($32.38).

               AGGREGATED OPTIONS EXERCISES WITH LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                                        VALUE OF UNEXERCISED
                                                          NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                               SHARES                     OPTIONS AT FY-END (#)             AT FY-END ($)
                              ACQUIRED      VALUE     -----------------------------   -------------------------
                             ON EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE (1)   EXERCISABLE/UNEXERCISABLE
                             -----------   --------   -----------------------------   -------------------------
David H. Hoster II.........    25,000      $327,272             171,419/0                   $2,287,316/$0
  President and
  Chief Executive Officer
N. Keith McKey.............    77,784      $565,227                   0/0                           $0/$0
  Executive Vice President,
  Chief Financial Officer,
  Treasurer and Secretary
John F. Coleman............     1,000        $2,840              14,000/0                     $130,620/$0
  Senior Vice President
William D. Petsas..........     2,000       $11,344               9,000/0                      $105,228/0
  Senior Vice President
C. Bruce Corkern...........       N/A           N/A               9,000/0                      $111,420/0
  Senior Vice President
  and Controller

---------------

(1) These options represent options granted to the Named Officer under the 1994 Incentive Plan.

                      REPORT OF THE COMPENSATION COMMITTEE

     The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this Report by reference therein.

     The Compensation Committee of the Board of Directors for 2003 consisted of Messrs. Anagnos, Bailey and Eaves. The Compensation Committee believes that base compensation to the executive officers of the Company should be commensurate with salary levels for other real estate companies and the officer's level of responsibility. The Compensation Committee considered a number of factors in setting the base compensation of Mr. Hoster, the Company's Chief Executive Officer, the most important of which were the level of compensation paid to the chief executive officers of other real estate companies of comparable size, the success of the Company's strategy of acquiring industrial properties and developing industrial properties, the Company's total return to stockholders and his importance in delineating and implementing the Company's future strategies.

     The Compensation Committee has determined that the primary goals of the Company's compensation policies should be as follows:

     - To provide total compensation opportunities for executive officers which are competitive with those provided to persons in similar positions with which the Company competes for employees.

     - To strengthen the mutuality of interest between management and stockholders through the use of incentive compensation directly related to short-term and long-term corporate performance and through the use of the stock-based incentives that result in increased Common Stock ownership by executive officers.

     The Compensation Committee restructured the executive compensation program during 2003. The Compensation Committee, with the help of a compensation consultant, conducted studies of the compensation policies of comparable companies and also the unique needs of the Company, its executives and its stockholders. The revised executive compensation program has four components:

     - Base compensation

     - Annual cash bonus

     - Annual long term incentive

     - Multi-year long-term incentive

     An important factor in setting base compensation of the Company's executive officers is the level of compensation paid by other real estate companies of comparable size. The amount of the annual cash bonus is based upon the amount of the Company's Funds from Operations per share ("FFO") compared to FFO targets set by the Compensation Committee and a bonus payment objective for each officer. The Compensation Committee determined the FFO targets for different levels of bonus payments after an analysis of the Company's internally prepared estimate of FFO for 2003 and the estimates of 2003 FFO prepared by independent securities analysts who follow the Company. The target FFO for 2003 was $2.36, which the Company achieved. The Compensation Committee believed that the achievement of FFO of $2.36 or more would benefit the Company's stockholders, and that the Named Officers should be rewarded for the benefit to stockholders. Accordingly, the bonus payments set forth in the Summary Compensation Table were paid to the executive officers of the Company.

     The Compensation Committee also awarded the executive officers an annual long-term incentive award based upon the Company's (i) FFO growth as compared to the FFO growth of peer companies and (ii) its absolute FFO growth. These awards were made in the form of restricted stock grants that vest one-third each on January 1, 2004, 2005 and 2006. The Compensation Committee made restricted stock awards to the executives as set forth in the Summary Compensation Table. The Compensation Committee believes that a payment of annual long-term incentive compensation in the form of restricted stock awards further aligns the interest of the Company and its stockholders by giving the executive officers a greater equity interest in the Company.

     Finally, the Compensation Committee may grant future awards of compensation in the form of restricted stock to the executive officers based upon the Company's annual return to stockholders on the three year period ending December 31, 2005 (multi-year long term incentive). These awards will also be made in the form of equity grants.

     The Compensation Committee believes that the revised compensation plan will serve the objectives set forth above, but the Compensation Committee will evaluate the plan periodically to evaluate its effectiveness.

                                          THE COMPENSATION COMMITTEE

     Performance Comparison. Set forth below is a line graph comparing the percentage change in the cumulative return to stockholders on shares of Common Stock over the five years ending December 31, 2003 against the cumulative return of the Standard & Poor's 500 ("S&P 500") and the Equity REIT Index prepared by the National Association of Real Estate Investment Trusts ("NAREIT Equity").

                                    [GRAPH]

                                           1998     1999     2000     2001     2002     2003
                                          ------   ------   ------   ------   ------   ------
The Company                               100.00   108.80   141.36   157.63   187.48   254.67
S&P 500                                   100.00   121.04   110.02    96.94    75.52    97.18
NAREIT Equity                             100.00    95.38   120.53   137.32   142.57   195.51

     Directors' Fees. Under the Company's standard compensation arrangements with directors (except Mr. Speed and Mr. Hoster who are salaried officers), directors are paid a monthly stipend of $1,500. In addition, they are paid $1,000 plus reimbursement of expenses for attendance at each meeting of the Board of Directors and $750 plus reimbursement of expenses for each meeting of a committee established by the Board of Directors. Only one fee is paid in the event that more than one meeting is held on a single day.

     Directors' Stock Option Plan. At the 2000 annual meeting, the stockholders of the Company approved the 2000 Directors' Plan which replaced the 1991 Directors' Plan. The 2000 Directors' Plan authorizes the issuance of options of up to 150,000 shares of Common Stock to directors of the Company who are not, and have not been for at least one year prior to the date of determination, employees of the Company ("Non-Employee Directors"). Under the 1991 Directors' Plan, each Non-Employee Director of the Company on March 15, 1991 was automatically granted an option to purchase 7,500 shares of Common Stock. Under the 2000 Directors' Plan, each person who first becomes a Non-Employee Director after June 1, 2000 is automatically granted an option to purchase 7,500 shares of Common Stock on the date the person becomes a Non-Employee Director, if such shares of Common Stock are available. Each Non-Employee Director is also granted an option to purchase 2,250 additional shares of Common Stock on the date of any annual meeting at which such Non-Employee Director is reelected to the Board of Directors. The option exercise price is the closing price of a share of Common Stock on the New York Stock Exchange on the date of grant. Such options are exercisable in full on the date of grant and expire ten years from the date of grant, or, if earlier, six months after the termination of the optionee's service as a Non-Employee Director, unless such service is terminated by reason of death, in which case the optionee's legal representative shall have one year in which to exercise the options.

     No director, except Mr. Osnos, exercised options under the 1991 Directors' Plan or 2000 Directors' Plan during 2003. On March 7, 2003, Mr. Osnos exercised options for 7,500 shares of Common Stock at an exercise price of $11.67. On May 29, 2003, Messrs. Aloian, Anagnos, Bailey, Eaves, Gould and Osnos each received options to purchase 2,250 shares of Common Stock at an exercise price of $26.60 per share.

EQUITY COMPENSATION PLANS

     The following table summarizes information, as of December 31, 2003, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock or other rights to acquire shares may be granted from time to time.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                         NUMBER OF SECURITIES
                                      NUMBER OF SECURITIES                              REMAINING AVAILABLE FOR
                                        TO BE ISSUED UPON        WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                                     EXERCISE OF OUTSTANDING    EXERCISE PRICE OF         EQUITY COMPENSATION
                                        OPTIONS, WARRANTS      OUTSTANDING OPTIONS,   PLANS (EXCLUDING SECURITIES
                                           AND RIGHTS          WARRANTS AND RIGHTS     REFLECTED IN COLUMN (a))
PLAN CATEGORY                                  (a)                     (b)                        (c)
-------------                        -----------------------   --------------------   ---------------------------
Equity compensation plans approved
  by security holders..............          543,620                  $18.88                    638,327
Equity compensation plans not
  approved by security holders.....               --                      --                         --
                                             -------                  ------                    -------
  Total............................          543,620                  $18.88                    638,327
                                             =======                  ======                    =======

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Cost Sharing Arrangement with Parkway Properties, Inc. Currently, Parkway Properties, Inc. and the Company equally share the services and expenses of the Chairman of the Board of Directors. These services and expenses include rent for office and storage space, administrative costs, insurance benefits, entertainment and travel expenses, and the salary and benefits associated with the Chairman's administrative assistant. For the year ended December 31, 2003, EastGroup's share for these services and expenses totaled approximately $50,000. EastGroup also leases 12,000 square feet of space for its executive offices in Jackson, Mississippi in a building owned by Parkway.

     Change in Control Agreements. The Company is a party to a Change in Control Agreement with each of Messrs. Hoster, McKey, Coleman, Petsas and Corkern (the "Executives"). These agreements provide that, if an Executive is terminated or leaves the Company's employment for certain reasons during the 36-month period with respect to Messrs. Hoster and McKey and the 18-month period with respect to Messrs. Coleman, Petsas and Corkern, following a Change in Control, the Company will pay the Executive a lump sum benefit of 2.99 times in the cases of Messrs. Hoster and McKey and 1.5 times in the cases of Messrs. Coleman, Petsas and Corkern, the average of the Executive's salary and accrued bonus for the three calendar years that ended immediately before (or coincident with) the Change in Control (the "Average Annual Compensation"). The Change in Control Agreement also gives the Executive the ability to leave the employment of the Company at any time during the six-month period following a Change in Control, in which case the Executive will receive monthly severance payments from the Company for a period of 36 months in the cases of Messrs. Hoster and McKey and 18 months in the cases of Messrs. Coleman, Petsas and Corkern equal to one-twelfth of the Executive's Average Annual Compensation; provided that, if the Executive receives any remuneration in the form of wages, salary or consulting fees from another employer or income from self-employment during the 36-month (in the case of Messrs. Hoster and McKey) or 18-month (in the case of Messrs. Coleman, Petsas and Corkern) severance pay period, the Company's obligation under this sentence shall be reduced by one-half of the amount of such remuneration. Change in Control is defined in such agreement as (i) any change in control of a nature that would be required to be reported under the Exchange Act proxy rules; (ii) any person acquiring beneficial ownership of securities representing 30 percent or more of the combined voting power of the Company's outstanding securities; (iii) certain changes in the Company's Board of Directors; (iv) certain mergers; or (v) the approval of a plan of liquidation by the Company.

                    PROPOSAL 2 -- 2004 EQUITY INCENTIVE PLAN

     At the Meeting, the stockholders will be asked to vote on a proposal to ratify the adoption of the 2004 Equity Incentive Plan. The approval of the 2004 Plan requires the affirmative vote of a majority of votes cast at the Meeting, provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal as required by the New York Stock Exchange listing standards. The directors recommend a vote FOR ratification of the adoption of the 2004 Plan. Unless otherwise instructed, proxies will be voted FOR ratification of the adoption of the 2004 Plan.

     Appendix D to this proxy statement sets forth the text of the 2004 Plan. The following description of the 2004 Plan contains summaries of certain provisions of the 2004 Plan and is qualified in its entirety by reference to the 2004 Plan itself.

     Background of the 2004 Plan. If the stockholders ratify the adoption of the 2004 Plan, the 2004 Plan will replace the 1994 Management Incentive Plan, which would otherwise expire effective September 21, 2004.

     The 1994 Management Incentive Plan authorized grants to employees in the form of options, restricted stock, and stock bonuses in connection with EastGroup's annual incentive plan. The Compensation Committee (the "Committee") and the Board of Directors have determined that the Company and its stockholders would be better served by an equity compensation plan offering a broader range of alternatives. Accordingly, the 2004 Plan authorizes grants to employees in the form of options, stock appreciation rights, restricted stock, deferred stock units, performance shares, stock bonuses, and stock in place of cash compensation (collectively, "Awards").

     Shares Available for Awards; Limits on Awards. The 2004 Plan authorizes the issuance of up to 1,900,000 shares of Common Stock pursuant to Awards granted to employees of the Company. If the stockholders ratify the adoption of the 2004 Plan, the reserve for shares of Common Stock remaining for grant under the 1994 Management Incentive Plan (497,089 shares as of April 14, 2004) will be cancelled.

     The 2004 Plan imposes additional limits on the number of shares of Common Stock that may be subject to certain Awards. During any calendar year the maximum number of shares of Common Stock with respect to which options and stock appreciation rights may be granted to any one employee may not exceed 100,000 shares. The aggregate number of shares of Common Stock that may be subject to Awards of restricted stock may not exceed 570,000 over the term of the Plan. The maximum number of shares of Common Stock with respect to which Awards of restricted stock may be granted to any one employee is 250,000 shares.

     The 2004 Plan authorizes the Committee to adjust the limits described in the two preceding paragraphs and the terms of outstanding Awards (including the exercise and base prices of options and stock appreciation rights and other affected terms of Awards) in the event that a recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects shares of Common Stock.

     Shares of Common Stock issued pursuant to the 2004 Plan may be either newly issued shares, or, at the Committee's discretion, shares purchased in open market or privately negotiated transactions from third parties, or a combination of those sources.

     Eligibility. All employees of the Company and any subsidiaries of the Company are eligible to selected for Awards under the 2004 Plan.

     Administration. The Board of Directors has designated the Compensation Committee of the Board as the committee charged with responsibility for administration of the 2004 Plan. The Committee has the authority to select employees to receive Awards, determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, specify times at which Awards may be exercised or settled and risks of forfeiture and conditions on Awards (for example, achievement of FFO goals or the performance of future services), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 2004 Plan, and make all other determinations necessary or advisable for the administration of the 2004 Plan.

     Restricted and Deferred Stock Units. The 2004 Plan authorizes the Committee to grant to employees restricted stock and deferred stock units. An Award of restricted stock is a grant of shares of Common Stock that may not be sold or disposed of, and that may be forfeited in the event of termination of employment, before the end of a restricted period specified by the Committee. An employee granted restricted stock generally has all of the rights of a stockholder of the Company. An Award of deferred stock units confers upon an employee the right to receive shares of Common Stock or their value in cash at the end of a restricted period specified by the Committee, subject to possible forfeiture of the Award in the event of termination of employment before the end of the restricted period. An Award of deferred stock units carries no voting or dividend rights or other rights associated with stock ownership, although the Committee may grant dividend equivalents in conjunction with an Award of deferred stock units. Restricted stock and deferred stock units may, in the discretion of the Committee, be made subject to additional risks of forfeiture, such as failure to achieve FFO goals, and the Committee may subject restricted stock to transfer limitations after the expiration of the restricted period. If the only condition attached to the vesting of restricted stock or deferred stock units is the performance of future services, the restricted period will be at least three years; the Award may vest ratably over that period.

     Bonus Stock and Awards in Place of Cash Compensation. The 2004 Plan authorizes the Committee to grant shares of Common Stock to employees as bonuses free of restrictions (for example, upon the attainment of targets under an annual incentive program), and to grant shares of Common Stock in place of cash compensation to which an employee would otherwise be entitled.

     Performance Shares. The 2004 Plan authorizes the Committee to grant Awards called performance shares, which represent a conditional right to receive shares of Common Stock upon achievement of certain preestablished performance goals, such as FFO goals, or subjective individual goals. The Committee will determine the terms of performance share Awards, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, and termination and forfeiture provisions.

     Stock Options. The 2004 Plan authorizes the Committee to grant stock options (both incentive stock options under section 422 of the Code and options that are not incentive stock options) to employees. The exercise price per share of Common Stock subject to an option will be determined by the Committee, but may not be less than the fair market value of a share of Common Stock on the date of grant. The Committee will set the term of an option and the times at which an option will become vested, except that the maximum term of an option is ten years. An employee will forfeit unvested options upon termination of employment other than by reason of death, disability, or retirement. Vested options will expire after the holder's termination of employment, at a time set by the Committee that is no longer than five years after the termination. Options may be exercised by payment of the exercise price in cash or shares of Common Stock having a fair market value equal to the exercise price.

     Stock Appreciation Rights. The 2004 Plan authorizes the Committee to grant stock appreciation rights to employees. A stock appreciation right entitles an employee to the appreciation in the fair market value of a share of Common Stock from the date of grant through the date of exercise; the Company will pay this amount in cash or in shares of Common Stock, as determined by the Committee. The Committee will set the term of each stock appreciation right and the times at which a stock appreciation right will become vested, except that the maximum term of a stock appreciation right is ten years. An employee will forfeit an unvested stock appreciation right upon termination of employment other than by reason of death, disability, or retirement. Vested stock appreciation rights will expire after the holder's termination of employment, at a time set by the Committee that is not longer than five years after the termination.

     Other Terms of Awards. Under the 2004 Plan, the Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock to be distributed will be withheld (or previously acquired shares may be surrendered by the participant) to satisfy withholding tax obligations. Awards granted under the 2004 Plan generally are not transferable or assignable.

     Acceleration of Vesting on Change in Control. Upon a change in control as defined in the 2004 Plan, all outstanding Awards become fully vested and conditions on exercisability lapse.

     The definition of the term "change in control" in the 2004 Plan is the same as the definition of that term in the Executive Change in Control Agreements described above under "Certain Transactions and Relationships."

     Amendment and Termination. The Board of Directors may amend or terminate the 2004 Plan without further stockholder approval, except stockholder approval is required for any amendment that would materially increase the number of shares of Common Stock issuable under the Plan or decrease the minimum exercise price or base price for options and stock appreciation requests. The Committee may amend Awards, provided, however, that stockholder approval is required for any amendment that would extend the term of an option or stock appreciation right beyond ten years, reduce the exercise price of an option or the base price of a stock appreciation right, or allow an option or stock appreciation right to be cancelled in exchange for an option or stock appreciation right with a lower exercise price or base price.

     Federal Income Tax Consequences. A participant granted an option that is not an incentive stock option (a "nonqualified stock option") will not recognize income for federal income tax purposes upon the grant of the option but will, upon the exercise of the option, recognize ordinary income equal to the amount by which the fair market value of the shares of Common Stock acquired through the exercise of the option exceeds the exercise price of the option.

     When a participant exercises a nonqualified option, the Company is entitled to a deduction for federal income tax purposes equal to the amount of income recognized by the participant upon the exercise of the option, provided any federal income tax withholding requirements are satisfied.

     An employee granted an incentive stock option under section 422 of the Code will not recognize income for federal income tax purposes upon the grant or exercise of the option. However, the amount by which the fair market value of the shares of Common Stock acquired through the exercise of the incentive stock option exceeds the exercise price of the option is an item of tax preference for the purpose of computing the employee's alternative minimum taxable income for the year of exercise.

     The Company is not entitled to a deduction for federal income tax purposes in connection with the grant or exercise of an incentive stock option. However, if within one year of an employee's acquisition of shares of Common Stock through the exercise of an incentive stock option the employee disposes of the shares, the employee will recognize ordinary income and the Company will be entitled to a deduction in the year of the disposition equal to the amount by which the fair market value of the shares on the date of exercise (or, in certain cases, if lower, the amount of the proceeds of the disposition) exceeds the exercise price of the option.

     A participant's basis for determining capital gain or loss on the sale or exchange of shares of Common Stock acquired through the exercise of an option will be, in the case of a nonqualified option, the exercise price of the option plus any ordinary income recognized upon the exercise of the option, or, in the case of an incentive stock option, the exercise price of the option plus, if the sale or exchange occurs within one year of the employee's acquisition of the shares, any ordinary income recognized on the sale or exchange.

     The Company may not deduct compensation of more than $1,000,000 that is paid in one taxable year to an individual who is, on the last day of the year, the chief executive officer or one of its four other highest paid officers. The deduction limit, however, does not apply to certain types of performance based compensation. The Company believes that compensation attributable to options and stock appreciation rights granted under the 2004 Plan will be treated as qualified performance based compensation and thus will not be subject to the deduction limit. Compensation attributable to other Awards will not be treated as qualified performance based compensation and will be subject to the deduction limit.

     No Outstanding Awards. The Committee has not yet granted any Award under the 2004 Plan.

                          PROPOSAL 3 -- OTHER MATTERS

     The management of the Company does not know of any other matters to come before the Meeting. However, if any other matters come before the Meeting, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed KPMG LLP, independent public accountants, to act as auditors for the fiscal year ending December 31, 2004. A representative of KPMG LLP is expected to be present at the Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

     The following table shows the fees paid or accrued by the Company for the audit and other services provided by KPMG LLP for fiscal years 2003 and 2002.

                                                                2003       2002
                                                              --------   --------
Audit Fees (1)..............................................  $255,100   $173,150
Audit-Related Fees (2)......................................    12,250         --
Tax Fees (3)................................................    89,413    100,200
All Other Fees..............................................        --         --
                                                              --------   --------
  Total.....................................................  $356,763   $273,350
                                                              ========   ========

---------------

(1) Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings. For 2003, this includes $76,100 for comfort letter procedures, down to date reviews and review of the Company's Registration Statement on Form S-3 filed with the Securities and Exchange Commission on October 17, 2003.

(2) Audit-related fees consisted of accounting consultations. For 2003, this was primarily for accounting for the equity compensation portion of executive bonuses and the implementation of Financial Accounting Standard 141.

(3) Tax fees principally included fees for tax compliance, tax advice and tax planning.

     The Audit Committee of the Board has considered whether provision of the non-audit related services described above is compatible with maintaining the independent accountants' independence and has determined that those services have not adversely affected KPMG LLP's independence.

                         STOCKHOLDER PROPOSALS FOR THE
                      2005 ANNUAL MEETING OF STOCKHOLDERS

PROPOSALS FOR THE COMPANY'S PROXY MATERIAL

     Any Company stockholder who wishes to submit a proposal for presentation at the Company's 2005 Annual Meeting of Stockholders must submit such proposal to the Company at its office at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201, Attention: Secretary, no later than December 23, 2004, in order to be considered for inclusion, if appropriate, in the Company's proxy statement and form of proxy relating to its 2005 Annual Meeting of Stockholders.

PROPOSALS TO BE INTRODUCED AT THE MEETING BUT NOT INTENDED TO BE INCLUDED IN THE COMPANY'S PROXY MATERIAL

     For any stockholder proposal to be presented in connection with the 2005 Annual Meeting of Stockholders, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Company, a stockholder must give timely written notice thereof in writing to the Secretary of the Company in compliance with the advance notice and eligibility requirements contained in the Company's Bylaws. To be timely, a stockholder's notice must be delivered to the Secretary at the principal executive offices of the Company not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain specified information about each nominee or the proposed business and the stockholder making the nomination or proposal.

     In the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Company at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

     Based upon a meeting date of May 27, 2005 for the 2005 Annual Meeting of Stockholders, a qualified stockholder intending to introduce a proposal or nominate a director at the 2005 Annual Meeting of Stockholders should give written notice to the Company's Secretary not later than March 28, 2005 and not earlier than February 26, 2005.

     The advance notice provisions in the Company's Bylaws also provide that, in the case of a special meeting of stockholders called for the purpose of electing one or more directors, a stockholder may nominate a person or persons (as the case may be) for election to such position if the stockholder's notice is delivered to the Secretary at the principal executive offices of the Company not earlier than the 90th day prior to the special meeting and not later than the close of business on the later of the 60th day prior to the special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

     The specific requirements of these advance notice and eligibility provisions are set forth in Article II, Section 12 of the Company's Bylaws, a copy of which is available upon request.

     Such requests and any stockholder proposals should be sent to the Secretary of the Company at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ N. Keith McKey
                                          N. KEITH MCKEY
                                          Executive Vice President, Chief
                                          Financial Officer,
                                          Treasurer and Secretary

                                                                      APPENDIX A

                           EASTGROUP PROPERTIES, INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER
                            (Revised March 11, 2004)

I.  PURPOSE

     The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities for oversight of the integrity of the Corporation's financial information that will be provided to the shareholders and others, the Corporation's compliance with legal and regulatory requirements, the performance and selection of independent accountants, and the performance of the Corporation's internal audit function. The Audit Committee will fulfill these responsibilities by carrying out the activities and duties enumerated in this Charter. The Audit Committee shall be given full and direct access to the Corporation's management, Chairman and independent accountants as necessary to carry out these responsibilities.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board. Each member must qualify as an independent director under the listing standards of the New York Stock Exchange and applicable federal law. Each member shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements, including at least one member with accounting or related financial management expertise. Additionally, the Board shall designate at least one member as an "audit committee financial expert" as such term is defined in rules promulgated by the SEC.

     If any Committee member simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous services will not impair the ability of such member to effectively serve on the Corporation's Audit Committee.

     The members shall be nominated by the Nominating and Corporate Governance Committee and appointed annually to one-year terms by the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Audit Committee membership.

III.  MEETINGS

     The Audit Committee shall meet at least quarterly, or more frequently as circumstances dictate. The timing of the meetings shall be determined by the Audit Committee. However, the Audit Committee will meet at any time that the independent accountants believe communication to the Audit Committee is required. As part of its job to foster open communication, the Audit Committee should meet at least quarterly with management and the independent accountants in separate executive sessions. Minutes shall be kept of each meeting of the Audit Committee.

IV.  EDUCATION

     The Corporation is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the company and other material as may be requested by the Committee. The Corporation shall assist the Committee in maintaining appropriate financial literacy.

V.  RESPONSIBILITIES AND DUTIES

     The Committee shall have the following duties and responsibilities:

GENERAL RESPONSIBILITIES:

     - To report Committee actions to the full Board of Directors and make appropriate recommendations.

     - To inquire as to the independence of the independent public accountant. As part of this responsibility, the Committee will ensure that the independent accountants submit on a periodic basis to the Committee a formal written statement delineating all relationships between such accountants and the Corporation. The Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

     - To conduct or authorize investigations into matters within the Committee's scope of responsibility. The Committee is authorized, with or without Board approval, to retain independent counsel, accountants or other advisors as may be necessary or appropriate to assist the Committee in fulfilling its duties.

     - To review and approve, specifically and in advance, any non-audit services proposed to be provided to the Corporation by its independent accountants, and ensure that such services do not interfere with the independence of such accountants, and do not give rise to an appearance of impropriety.

     - To consider policies and procedures for audit partner rotation on a five-year cycle, and if required or appropriate, audit firm rotation.

     - To establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting auditing or internal control issues.

     - To meet separately and periodically, with management, with internal auditors and with independent accountants.

     - To review and establish hiring policies regulating the hiring by the Corporation of employees or former employees of the Corporation's independent accountants.

     - To establish and recommend Board approval of performance standards for Committee members, and the procedures and timing of an annual performance evaluation.

RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS AND REVIEWING INTERNAL AUDIT FUNCTION:

     - To select and evaluate the independent accountants for the annual audit and quarterly reviews, and to approve any replacement of the independent accountants if circumstances warrant such action. The Committee's actions in these areas of responsibility may be subject to ratification by the Corporation's shareholders. The Audit Committee also will review and approve fees paid to the independent accountants.

     - To confirm and assure the objectivity of the internal audit function and the independence of independent accountant, including a review of management consulting services provided by the independent accountant.

RESPONSIBILITIES REGARDING THE ANNUAL EXTERNAL AUDIT, INTERNAL AUDITS AND QUARTERLY AND ANNUAL FINANCIAL STATEMENTS:

     - At least annually, the Audit Committee will obtain and review a report by the independent accountants describing: the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent accountants and the Corporation.

     - The Audit Committee will strive to insure that the independent accountant provides the Committee with a timely notification and analysis of significant financial reporting issues.

     - The Audit Committee will have discussions with management and the independent accountants regarding the annual reports filed with the Securities and Exchange Commission (Form 10-K) and other published documents containing the Corporation's financial statements and will consider and recommend to the Board whether the financial statements be included in the Corporation's annual report on Form 10-K.

     - The Audit Committee will have discussions with management and the independent accountants regarding each quarterly financial report (Form 10-Q) before those interim reports are released to the public or filed with the SEC or other regulators.

THE AUDIT COMMITTEE WILL DISCUSS THE FOLLOWING WITH THE INDEPENDENT ACCOUNTANT AND THE INTERNAL AUDITORS:

     - The planned arrangements and scope of the annual audit.

     - The adequacy of the Corporation's internal controls, including computerized information systems controls and security.

     - Any significant findings and recommendations made by the independent accountant or internal auditors together with management's response.

     - The need for the internal auditor and the independent accountant to assess their responsibility for detecting accounting and financial reporting errors, fraud, and defalcations, illegal acts and noncompliance with the Corporation's Code of Ethics and Business Conduct and regulating requirements.

     - The need for changes or improvements, including improvements in efficiency, in financial or accounting practices or controls.

THE AUDIT COMMITTEE WILL DISCUSS WITH MANAGEMENT AND THE INDEPENDENT ACCOUNTANT:

     - The Corporation's annual financial statements and related notes and quarterly financial statements, including all of the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     - The independent accountant's audit of and report on the financial statements.

     - The independent accountant's qualitative judgment about the quality, not just the acceptability, of the accounting principles and financial disclosures.

     - The matters required to be discussed by Statement on Auditing Standards No. 61, as it may be amended, including but not limited to:

      - Methods used to account for significant unusual transactions.

      - Effect of significant accounting policies in controversial or emerging areas.

      - Process and basis for sensitive accounting estimates.

      - Disagreements between independent accountants and management over accounting or disclosure matters.

     - Any serious difficulties or disputes with management encountered during the course of the audit. The Committee is directly responsible for the resolution of disagreements between management and the Corporation's independent accountants regarding financial reporting.

     - The Corporation's significant risks and exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies or guidelines, if any.

THE AUDIT COMMITTEE WILL CONSIDER AND DISCUSS WITH MANAGEMENT AND THE INTERNAL
AUDITORS:

     - Any significant findings during the year and management's response to them.

     - The budget and staffing for internal auditing.

     - Activities, organizational structure, and qualifications of the internal auditors.

PERIODIC RESPONSIBILITIES:

     - Review annually the Committee's charter for adequacy and recommend any changes to the Board.

     - Meet with internal auditors, the independent accountant, and management in separate executive sessions to discuss matters that should be discussed privately with the Committee.

     - Review the Committee's methodology and functions at least annually; evaluate its performance and institute appropriate changes to improve performance or reflect changes in the business environment.

     - Prepare an annual Committee report or other proxy statement disclosure about the Committee in accordance with Regulations of the Securities and Exchange Commission and other applicable law.

     - Include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.

     - Review and update periodically the Corporation's policies and procedures that pertain to the Corporation's financial reporting process, system of internal control, and compliance and ensure that management has established a system to enforce these policies.

     - Discuss with management the Corporation's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

LIMITATION OF AUDIT COMMITTEE'S ROLE:

     - Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent accountants

                                                                      APPENDIX B

                           EASTGROUP PROPERTIES, INC.
                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER
                            (Adopted March 11, 2004)

I.  PURPOSE

     The Compensation Committee (the "Committee") is responsible for ensuring that the Corporation's compensation program for key executives is effective in attracting and retaining key executives, that it links pay to performance, and that it is administered fairly and in the shareholders' interests. The Committee will review and recommend to the Board of Directors appropriate executive compensation policy, compensation of the Corporation's directors and officers, and executive and employee benefit plans and programs that benefit only key executives of the Company, and shall be responsible to the Board of Directors for overseeing such policies, compensation, plans and programs approved by the Board of Directors and, where appropriate, by the shareholders. The Committee will also review non-discriminatory employee benefit plans in which key executives of the Company participate.

II.  COMPOSITION

     The Committee shall consist of three or more directors, as determined by the Board. The members shall be nominated by the Nominating and Corporate Governance Committee and appointed annually to one-year terms by the Board. The Nominating and Corporate Governance Committee shall recommend and the Board shall designate one member of the Committee as Chair.

     Each Committee member must qualify as an independent director under the listing standards of the New York Stock Exchange. In addition, each member of the Committee shall be a "non-employee director" as that term is defined under Securities and Exchange Commission Rule 16b-3; and, an "outside director" as that term is defined for the purposes of the Internal Revenue Code section 162(m). No member of the Committee shall occupy a position disclosable as a compensation committee interlock under Securities and Exchange Commission regulations.

III.  MEETINGS AND PROCEDURES

     - The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Corporation and this Charter.

     - The Committee shall meet at least two times each year and more frequently as circumstances require.

     - The Chair of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

     - A majority shall constitute a quorum of the Committee for purposes of each meeting. All Committee actions shall be taken by a majority vote of the quorum of members present in person or by telephone at the meeting.

     - The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that:

      - no subcommittee shall consist of fewer than two members, and

      - the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

     - The Committee may request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

     - Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

     - The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Corporation.

IV.  POLICIES AND PRINCIPLES

     The Committee shall apply the following principles in the performance of their duties for the Corporation:

     - Compensate competitively in order to attract, retain and motivate a highly competent executive team dedicated to achieving the Corporation's mission and strategic plans, which are designed to result in long-term growth in shareholder value;

     - Tie individual compensation to individual performance and the success of the Corporation; and

     - Align executive officers' and selected eligible employees' interests with those of the Corporation and its shareholders by providing long-term compensation opportunities.

V.  RESPONSIBILITIES AND DUTIES

     The Committee shall perform the following duties and responsibilities:

GENERAL

     - Recommend to the Board of Directors the compensation and benefits philosophy and strategy for the Corporation, in consultation with senior management of the Corporation.

PERFORMANCE EVALUATION

     - Recommend performance measures and, if applicable, goals for measuring corporate and business unit performance in consultation with the Chairman of the Board, CEO and President and other senior officers, for approval by the Board of Directors.

     - Establish and administer performance goals and certify that performance goals have been attained for Section 162(m) of the Internal Revenue Code.

     - Assess the performance of the Chairman of the Board, CEO and President.

EVALUATION OF COMPETITIVE PAY

     - Evaluate competitive pay levels for key executives based on industry analyses.

COMPENSATION DETERMINATIONS

     - Determine and approve the compensation for the CEO and recommend to the Board of Directors compensation for the Chairman, President and other senior officers, including salary, bonus, stock and option awards, and, if applicable, contracts and any supplemental compensation or benefit arrangements.

     - Review and approve compensation programs covering executive officers and other selected employees and, upon recommendation of the Chairman of the Board, CEO and President, review and recommend Board of Directors' approval of individual compensation awards for the executive officers.

     - Recommend to the Board the compensation for Board members (retainer, committee chairman's fees, stock options, and other similar items as appropriate).

OTHER DUTIES

     - Prepare the Compensation Committee Report to shareholders included with the annual proxy statement.

VI.  COMMITTEE ACCESS TO MANAGEMENT AND OUTSIDE ADVISORS

     - Members of the Committee shall have direct access to the Corporation's senior management, employees, and financial, legal and other business advisors, as requested and as may be necessary and appropriate to support Committee functions.

     - The Committee shall have the authority to retain and terminate any compensation consultant used to assist in the evaluation of a director, CEO, or senior executive, or their compensation, and the authority to hire independent counsel and advisors as may be necessary or appropriate to support Committee functions.

VII.  PERFORMANCE EVALUATION

     - The Committee shall conduct a self-evaluation of its performance annually.

     - In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope.

     - In conducting this review, the Committee shall address all matters that it considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work.

     - The Committee shall make a report to the Board regarding evaluation, including any recommended amendments to this Charter and any recommended changes to the Corporation's or the Board's policies and procedures.

                                                                      APPENDIX C

                           EASTGROUP PROPERTIES, INC.
                 NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
                           OF THE BOARD OF DIRECTORS

                                    CHARTER
                            (Adopted March 11, 2004)

I.  PURPOSE

     The Nominating and Corporate Governance Committee (the "Committee") is responsible for creating and maintaining the overall corporate governance policies for the Corporation and for identifying, screening, recruiting and presenting director candidates to the Board of Directors (the "Board"). The Committee also nominates directors for committee membership.

II.  MEMBERSHIP

     The Committee shall be comprised of three or more members, all of whom must qualify as independent directors ("Independent Directors") under the listing standards of the New York Stock Exchange.

     The members shall be nominated by the Committee and appointed annually to one-year terms by the Board. The Committee shall recommend, and the Board shall designate, one member of the Committee as Chair. The members shall serve until their resignation, retirement, removal by the Board or until their successors shall be appointed and qualify. No member of the Committee shall be removed except by majority vote of the Independent Directors then in office.

III.  MEETINGS AND PROCEDURES

     - The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Corporation and this Charter.

     - The Committee shall meet at least two times each year and more frequently as circumstances require.

     - The Chair of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

     - A majority shall constitute a quorum of the Committee for purposes of each meeting. All Committee actions shall be taken by a majority vote of the quorum of members present in person or by telephone at the meeting.

     - The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that:

      - no subcommittee shall consist of fewer than two members, and

      - the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

     - The Committee may request that any directors, officers or employees of the Corporation, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

     - Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

     - The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Corporation.

IV.  RESPONSIBILITIES AND DUTIES

     The Committee shall have the following duties and responsibilities:

IMPLEMENT POLICIES REGARDING CORPORATE GOVERNANCE MATTERS

     - To develop and review periodically, and at least annually, the Corporate Governance Guidelines of the Corporation to ensure that they are appropriate for the Corporation and comply with applicable laws, regulations and listing standards, and to recommend any desirable changes to the Board.

     - To consider any other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

ASSESS BOARD MEMBERSHIP NEEDS AND RECOMMEND NOMINEES

     - To determine what types of backgrounds are needed to help strengthen the Board and to nominate candidates to fill vacancies accordingly.

     - To be alert to the needs of the Board and maintain an active file of suitable candidates for consideration as nominees to the Board, which candidates may include, if the Committee deems it advisable, candidates recommended by the Chief Executive Officer and other members of the Board. In developing the file, the Committee shall consider, where appropriate, the independence of each candidate.

     - To review director candidates submitted by shareholders.

     - To conduct director evaluations upon renomination for election.

     - To recommend to the Board the slate of nominees of directors to be elected by the shareholders and any directors to be elected by the Board to fill vacancies. Recommendations should include a review by the Committee of the performance and contribution of fellow directors as well as the qualifications of proposed new directors.

MAKE RECOMMENDATIONS REGARDING COMMITTEE MEMBERSHIPS

     - To recommend to the Board those directors to be selected for membership on the various Board committees, and which individual should be designated Chair for each such committee.

EVALUATION OF THE BOARD AND MANAGEMENT

     - To sponsor and oversee performance evaluations for the Board as a whole, the directors and management.

V.  PERFORMANCE EVALUATION

     - The Committee shall conduct a self-evaluation of its performance annually.

     - In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope.

     - In conducting this review, the Committee shall address all matters that it considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

     - The Committee shall make a report to the Board regarding its evaluation, including any recommended amendments to this Charter and any recommended changes to the Corporation's or the Board's policies and procedures.

VII.  INVESTIGATIONS AND STUDIES; OUTSIDE ADVISORS

     - The Committee may conduct or authorize investigations into or studies of matters within the scope of the Committee's duties and responsibilities, and may retain, at the Corporation's expense, such advisors as it deems necessary.

     - The Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms, such fees to be borne by the Corporation.

                                                                      APPENDIX D

                           EASTGROUP PROPERTIES, INC.
                           2004 EQUITY INCENTIVE PLAN

                                   ARTICLE 1
                              PURPOSE AND DURATION

     1.1 Introduction. EastGroup Properties, Inc., (the "Company") establishes the EastGroup Properties, Inc. 2004 Management Incentive Plan (the "Plan"), effective April 16, 2004, subject to the approval of the Company's stockholders.

     1.2 Purpose of the Plan. The purpose of this 2004 Management Incentive Plan is to provide incentive for Employees to exert their best efforts on behalf of the Company, and to further the identity of the interest of Employees with those of the Company's shareholders by encouraging Employees' ownership of Shares in the Company.

     1.3 Forms of Incentives. This Plan will provide incentives for certain Employees through grants of Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Shares, Bonus Stock, or Stock in Place of Cash Compensation.

     1.4 Duration of the Plan. The Plan shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan, until all Shares subject to the Plan shall have been purchased or acquired according to the Plan's provisions. However, no Award may be granted under the Plan after April 15, 2014.

                                   ARTICLE 2
                                  DEFINITIONS

As used in this Plan,

     2.1 "Award" means a grant under this Plan of Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares, Bonus Stock, or Stock in Place of Cash Compensation.

     2.2 "Award Agreement" means an agreement entered into by the Company and a Participant, or documentation published by the Company unilaterally, establishing the terms of an Award in addition to those established by the Plan and the Committee's exercise of its powers.

     2.3 "Base Price" with respect to a Stock Appreciation Right has the meaning given in Section 7.4.

     2.4 "Board" or "Board of Directors" means the Board of Directors of the Company.

     2.5 "Bonus Stock" has the meaning given in ARTICLE 11.

     2.6 "Change in Control" has the meaning given in Section 15.1.

     2.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.8 "Committee" means a committee designated by the Board to administer the Plan. The Committee shall consist of at least two directors, and each member of the Committee shall be (a) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, and (b) an "outside director" within the meaning of section 162(m) of the Code.

     2.9 "Common Stock" shall mean the common stock, par value $0.0001 per Share, of the Company.

     2.10 "Deferred Stock Unit" has the meaning given in ARTICLE 9.

     2.11 "Director" means a member of the Board of Directors of the Company.

     2.12 "Disability" means a medically determinable physical or mental impairment that may be expected to result in death or to last at least a year and that renders an Employee incapable of performing the Employee's duties with the Company. The Committee shall determine whether a Participant is subject to a Disability, in a uniform, nondiscriminatory manner on the basis of medical evidence.

     2.13 "Effective Date" means the effective date of the Plan, which is April 16, 2004.

     2.14 "Employee" means any officer or employee who is employed by the Company or a Subsidiary.

     2.15 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     2.16 "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

     2.17 "Fair Market Value" of a Share on any date means the closing price of a Share if the Company's Common Stock is listed on an exchange or the mean between the closing bid and the asked prices for that date if the Common Stock is traded over-the-counter (or, if no such Shares were publicly traded on that date, the next preceding date that such Shares were so traded), all as published in The Wall Street Journal or in any other publication selected by the Committee; provided, however, that if Shares shall not have been publicly traded for more than ten days immediately preceding such date, then the Fair Market Value of a Share shall be determined by the Committee in such manner as it may find appropriate.

     2.18 "Incentive Stock Option" means an Option that is designated as an Incentive Stock Option and is intended to meet the requirements of Code section 422.

     2.19 "Nonstatutory Stock Option" means an Option that is not intended to be an Incentive Stock Option.

     2.20 "Option" means an option to purchase Shares that is granted under
ARTICLE 6 and that is either a Nonstatutory Stock Option or an Incentive Stock Option.

     2.21 "Participant" means an Employee who has been selected to participate in the Plan and has outstanding an Award granted under the Plan.

     2.22 "Performance-Based Exception" means the performance-based exception from the tax deductibility limit of Code section 162(m).

     2.23 "Performance Share" has the meaning given in ARTICLE 10.

     2.24 "Restricted Period" means the period described in Section 8.1 or 9.1 during which Restricted Stock or a Deferred Stock Unit Award is not vested.

     2.25 "Restricted Stock" has the meaning given in ARTICLE 8.

     2.26 "Retirement" means the termination of a Participant's employment with the Company and its Subsidiaries after the Participant has attained age 65, or after the Participant has attained age 55 and completed at least six years of employment.

     2.27 "Share" means a Share of the Common Stock of the Company.

     2.28 "Stock Appreciation Right" has the meaning given in ARTICLE 7.

     2.29 "Stock in Place of Cash Compensation" has the meaning given in ARTICLE 11.

     2.30 "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Company.

                                   ARTICLE 3
                                 ADMINISTRATION

     3.1 Authority of the Committee. The Committee shall administer the Plan. Except as limited by law and subject to the provisions of the Plan, the Committee shall have full power and discretion to: select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards and the Award Agreements; construe and interpret the Plan and Award Agreements; establish, amend, or waive rules for the Plan's administration; correct defects, supply omissions, or reconcile inconsistencies in the Plan and Award Agreements; and make all other determinations and take all other action the Committee may find necessary or advisable for the administration of the Plan. In exercising its discretion under the Plan or any Award, the Committee shall not be required to follow past practices or treat any Participant in a manner consistent with the treatment of other Participants.

     3.2 Delegation of Authority. The Committee may delegate to officers of the Company its duties, power, and authority under the Plan pursuant to such conditions or limits as the Committee may establish, except that only the Committee or the Board may select, and grant Awards to, Participants who are subject to section 16 of the Exchange Act, and only the Committee may act with respect to Awards intended to satisfy the Performance Based Exception to Code section 162(m).

     3.3 Decisions Binding. All determinations made by the Committee under the Plan shall be final and binding on all persons.

                                   ARTICLE 4
                 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     4.1 Number of Shares Subject to Awards. 1,900,000 Shares of Common Stock are reserved for issuance pursuant to Awards under the Plan.

     4.2 Limit on Restricted Stock Awards. Of the Shares reserved for Awards under Sections 4.1, no more than 570,000 of such Shares may be issued with respect to Awards of Restricted Stock.

     4.3 Individual Limits. The maximum number of Shares with respect to which Awards of Options or Stock Appreciation Rights may be granted to an Employee in any calendar year is 100,000 Shares, regardless, in the case of a Stock Appreciation Right, of whether the Award may be settled only in cash. The maximum number of Shares with respect to which Awards of Restricted Stock may be granted to an Employee is 250,000 Shares.

     4.4 Reissuance. The number of Shares with respect to Awards that terminate without being exercised, expire, or are forfeited or canceled, and the number of Shares surrendered in payment of Awards or any tax withholding shall again be available for issuance pursuant to Awards under the Plan.

     4.5 Adjustments in Authorized Shares. If a dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, Share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Common Stock of the Company, then the Committee shall, in such manner as it may determine equitable, substitute or adjust any or all of (a) the remaining limits on the number and kind of Shares available for Awards subsequently granted, (b) the number and kind of Shares with respect to which Awards may subsequently be granted to an individual Participant, (c) the number and kind of Shares subject to or deliverable with respect to outstanding Awards, and (d) the Exercise Price or Base Price under any outstanding Award.

     4.6 Source of Shares. Shares issued pursuant to the Plan may be either newly issued Shares, or, at the Committee's discretion, Shares purchased in open market or privately negotiated transactions from third parties, or a combination of those sources.

                                   ARTICLE 5
                         ELIGIBILITY AND PARTICIPATION

     5.1 Eligibility.  All Employees are eligible to participate in the Plan.

     5.2 Awards. The Committee may, from time to time, select Employees to whom Awards shall be granted and shall determine the nature and terms of, and the number of Shares subject to, each Award.

                                   ARTICLE 6
                                 STOCK OPTIONS

     6.1 Grant of Options. The Company shall grant Nonstatutory and Incentive Stock Options to Employees in the number, upon the terms, and at the times determined by the Committee.

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares subject to the Option, the manner, time, and rate of exercise or vesting of the Option, and such other conditions and provisions as the Committee shall determine. The Award Agreement shall specify whether the Option is intended to be a Nonstatutory or an Incentive Stock Option.

     6.3 Exercise Price. The Exercise Price for each Share subject to an Option shall be not less than 100 percent of the Fair Market Value of a Share on the date the Option is granted.

     6.4 Duration of Options. An Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth anniversary of the date of its grant.

     6.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall specify in the Award Agreement.

     6.6 Payment. An Option shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised and accompanied by payment of the Exercise Price and the amount required by the Company to satisfy its tax withholding obligation with respect to the exercise of the Option. Payment to the Company shall be made either in cash or its equivalent or, if permitted in the Award Agreement, by tender of previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the required payment or by a combination of cash and Shares. The Committee may allow payment through cashless exercise, subject to applicable law and regulations, or by any other means the Committee determines to be consistent with the Plan's purpose and applicable law and regulations.

     6.7 Restrictions on Share Transferability. The Committee may impose restrictions on the transferability of any Shares acquired pursuant to the exercise of an Option, including restrictions on transfer during employment with the Company and restrictions to comply with securities laws or the requirements of any stock exchange or market.

     6.8 Termination of Employment. Upon termination of a Participant's employment with the Company and its Subsidiaries, other than by reason of death, Disability, or Retirement, any Options granted to the Participant that are not then exercisable shall expire on the date of termination, and Options that are then exercisable may remain exercisable for a period specified in the Award Agreement, which shall not exceed five years or the remaining term of the Option, if shorter.

     Upon termination of a Participant's employment by reason of Retirement, any Options granted to the Participant that are not then exercisable shall expire on the date of termination, except to the extent the Committee determines that such Options shall become immediately exercisable; Options that are or are determined to become exercisable may remain exercisable for a period specified in the Award Agreement, which shall not exceed five years or the remaining term of the Option, if shorter.

     Upon termination of a Participant's employment by reason of death or Disability, all outstanding Options granted to the Participant shall become exercisable and remain exercisable for a period specified in the Award Agreement, which shall not exceed five years or the remaining term of the Option, if shorter.

     6.9 Limits on Incentive Stock Options.

          (a) The aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans of the Company or any Subsidiary) shall not exceed $100,000.

          (b) No Incentive Stock Option shall be granted to an Employee who, at the time the Option is granted, owns (actually or constructively under the provisions of section 424(d) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless (i) the Exercise Price is at least 110 percent of the Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares subject to the Incentive Stock Option and (ii) the Incentive Stock Option is not exercisable more than five years after the date of grant.

          (c) If an Option holder disposes of Shares acquired pursuant to the exercise of an Incentive Stock Option in a disqualifying disposition within the time periods identified in section 422(a)(1) of the Code, the Option holder shall notify the Company of such disposition and provide the Company with information as to the date of disposition, sales price, number of Shares involved, and any other information about the disposition the Company may reasonably request.

          (d) No Option that is an Incentive Stock Option may be granted after the tenth anniversary of the date of adoption of the Plan.

          (e) If an Option intended to be an Incentive Stock Option fails to qualify as such, it shall be treated as a Nonstatutory Stock Option.

     6.10 Nontransferability of Options. An Option shall be transferable only by will or the laws of descent and distribution. Further, an Option shall be exercisable during the recipient Participant's lifetime only by the Participant or the Participant's guardian or legal representative.

                                   ARTICLE 7
                           STOCK APPRECIATION RIGHTS

     7.1 Stock Appreciation Right Award. A Stock Appreciation Right Award is a grant of a right to receive, upon exercise of the Stock Appreciation Right, payment from the Company in an amount determined by multiplying:

          (1) the excess of the Fair Market Value of a Share on the date of exercise over the Base Price; by

          (2) the number of Shares with respect to which the Stock Appreciation Right is being exercised.

     7.2 Grant of Stock Appreciation Rights. The Company shall grant Stock Appreciation Rights to Employees in the number, upon the terms, and at the times determined by the Committee.

     7.3 Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the Base Price, the duration of the Stock Appreciation Right, the number of Shares subject to the Stock Appreciation Right, the manner, time, and rate of exercise or vesting of the Stock Appreciation Right, and such other conditions and provisions as the Committee shall determine.

     7.4 Base Price. The Base Price for each Share subject to a Stock Appreciation Right shall be not less than 100 percent of the Fair Market Value of a Share on the date the Stock Appreciation Right is granted.

     7.5 Duration of Stock Appreciation Rights. A Stock Appreciation Right shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the date of its grant.

     7.6 Exercise of Stock Appreciation Rights. Stock Appreciation Rights shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall specify in the Award Agreement.

     7.7 Payment by Company. The Company shall satisfy a Stock Appreciation Right upon exercise by delivery of cash, Shares, or a combination of cash and Shares, as specified in the Award Agreement.

     7.8 Termination of Employment. Upon termination of a Participant's employment with the Company and its Subsidiaries, other than by reason of death, Disability, or Retirement, any Stock Appreciation Rights granted to the Participant that are not then exercisable shall expire on the date of termination, and Stock Appreciation rights that are then exercisable may remain exercisable for a period specified in the Award Agreement, which shall not exceed five years or the remaining term of the Stock Appreciation Right, if shorter.

     Upon termination of a Participant's employment by reason of Retirement, any Stock Appreciation Rights granted to the Participant that are not then exercisable shall expire on the date of termination, except to the extent the Committee determines that such Stock Appreciation Rights shall become immediately exercisable; Stock Appreciation Rights that are or are determined to become exercisable may remain exercisable for a period specified in the Award Agreement, which shall not exceed five years or the remaining term of the Stock Appreciation Right, if shorter.

     Upon termination of a Participant's employment by reason of death or Disability, all outstanding Stock Appreciation Rights granted to the Participant shall become exercisable and remain exercisable for a period specified in the Award Agreement, which shall not exceed five years or the remaining term of the Stock Appreciation Right, if shorter.

     7.9 Nontransferability of Stock Appreciation Rights. A Stock Appreciation Right shall be transferable only by will or the laws of descent and distribution. Further, a Stock Appreciation Right shall be exercisable during the recipient Participant's lifetime only by the Participant or the Participant's guardian or legal representative.

                                   ARTICLE 8
                                RESTRICTED STOCK

     8.1 Restricted Stock Award. A Restricted Stock Award is a grant of Shares in which the Participant's interest will become vested only upon the satisfaction, lapse, or waiver of specified conditions, which may include, without limit, the performance of future services or the achievement of performance goals. The "Restricted Period" is the period between the date of grant of Restricted Stock and the date as of which the vesting conditions with respect to a Share of Restricted Stock are satisfied, lapse, or are waived. If the only condition on vesting is performance of future services, the Restricted Period shall not, subject to Section 8.7, be shorter than three years; the Award may vest ratably over that period.

     8.2 Grant of Restricted Stock. The Company shall grant Restricted Stock Awards to Employees at the times, with respect to the number of Shares, and subject to the conditions and Restricted Period determined by the Committee.

     8.3 Award Agreement; Share Certificate. A Restricted Stock Award shall be evidenced by an Award Agreement that shall specify the number of Shares granted, the conditions to which the Award is subject, the Restricted Period, and such other provisions as the Committee may determine. The Company shall retain in its possession the certificates representing Shares of Restricted Stock until such time as such Shares have fully vested.

     8.4 Nontransferability. Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated before the end of the applicable Restricted Period. Furthermore, the Award Agreement may impose restrictions on transfer of Restricted Shares after the end of the applicable Restricted Period, including restrictions on transfer during continued employment and restrictions to comply with securities laws or the requirements of any stock exchange or market.

     8.5 Voting Rights. Unless otherwise provided in the Award Agreement, a Participant may, during the Restricted Period, exercise full voting rights with respect to Shares of Restricted Stock granted to the Participant.

     8.6 Dividends and Other Distributions. During the Restricted Period, dividends and other distributions with respect to Shares of Restricted Stock may be paid currently to the Participant to whom the Restricted Stock was granted, accrued as contingent cash obligations, or converted into additional Shares of Restricted Stock, as determined by the Committee in the Award Agreement. The Committee may apply such restrictions to the crediting and payment of dividends and other distributions as the Committee determines advisable, subject to
Section 8.7.

     8.7 Termination of Employment.

          (a) Except as provided in Section 8.7(b), upon termination of a Participant's employment with the Company and its Subsidiaries during the Restricted Period, the Participant shall forfeit all Shares subject to the Restricted Period.

          (b) An Award Agreement may provide that upon termination of a Participant's employment by reason of death, Disability, or Retirement, the Restricted Period for outstanding Shares of Restricted Stock granted to the Participant shall end and the Participant's interest in those Shares shall become fully vested.

          (c) A Participant's interest in any amount of dividends and other distributions accumulated on Shares of Restricted Stock and not paid before the termination of Participant's employment during the Restricted Period shall be forfeited or become fully vested upon the termination of the Participant's employment, in correspondence with the Participant's interest in the Shares to which the dividends and other distributions are attributable.

                                   ARTICLE 9
                              DEFERRED STOCK UNITS

     9.1 Deferred Stock Unit Award. A Deferred Stock Unit Award entitles the Participant to delivery in the future of Shares or payment of their Fair Market Value in cash, at a time specified by the Committee after satisfaction, lapse, or waiver of any conditions specified by the Committee. The "Restricted Period" is the period between the date of grant of a Deferred Stock Unit Award and the date as of which the vesting conditions with respect to the Award are satisfied, lapse, or are waived. If the only condition on vesting is the performance of future services, the Period shall not, subject to Section 9.7, be shorter than three years; the Award may vest ratably over that period.

     9.2 Grant of Deferred Stock Units. The Company shall grant Deferred Stock Units to Employees at the time, with respect to the number of Shares, and subject to any conditions and Restricted Period determined by the Committee.

     9.3 Award Agreement. A Deferred Stock Unit Award shall be evidenced by an Award Agreement that shall specify the number of Shares covered by the Award, any conditions to which the Award is subject, the Restricted Period, when the Award shall be satisfied, whether the Award shall be satisfied by delivery of Shares or cash payment, and such other provisions as the Committee may determine.

     9.4 Nontransferability. A Deferred Stock Unit Award may not be sold, transferred, pledged, assigned, or otherwise alienated.

     9.5 No Shareholder Rights. A Deferred Stock Unit Award shall carry with it no voting or dividend or other rights associated with Share ownership.

     9.6 Dividend Equivalents. Notwithstanding Section 9.5, the Committee may determine to grant the equivalent of dividends on the number of Shares covered by a Deferred Stock Unit Award. Dividend equivalents may be paid currently, accrued as contingent cash compensation, or converted into additional Deferred Stock Unit Awards, as determined by the Committee in the Award Agreement.

     9.7 Termination of Employment.

          (a) Except as provided in Section 9.7(b), upon termination of a Participant's employment with the Company and its Subsidiaries during the Restricted Period, the Participant shall forfeit all Deferred Stock Units with respect to which the Restricted Period has not expired.

          (b) An Award Agreement may provide that upon termination of a Participant's employment by reason of death, Disability, or Retirement, all conditions attached to delivery or payment of an outstanding Deferred Stock Unit Award shall end.

          (c) A Participant's interest in any dividend equivalents granted to the Participant pursuant to Section 9.6 and accumulated with respect to Deferred Stock Units and not paid before the termination of the Participant's employment during the Restricted Period shall be forfeited or become vested upon the termination of the Participant's employment, in correspondence with the Participant's interest in the Deferred Share Units to which the dividend equivalents are attributable.

     9.8 Satisfaction of Award. The Company shall satisfy a Deferred Stock Unit Award after the end of the Restricted Period, at such time as is provided for in the Award Agreement, by a delivery of Shares or cash payment, as specified in the Award Agreement. Any accrued dividend equivalents or the Shares covered by the Deferred Stock Unit Awards into which the dividend equivalents were converted shall also then be paid or delivered, as applicable.

                                   ARTICLE 10
                               PERFORMANCE SHARES

     10.1 Performance Share Award. A Performance Share Award entitles the Participant to the delivery of a number of Shares contingent upon the achievement of performance objectives during a time period set by the Committee, which shall be called the "Performance Period."

     10.2 Grant of Performance Shares. The Company shall grant Performance Shares to Employees in the number, upon such terms, and at the time determined by the Committee. 10.3 Award Agreement. A Performance Share shall be evidenced by an Award Agreement that shall specify the terms and conditions of the Award and such other provisions as the Committee shall determine.

     10.4 Earning of Performance Shares. The number of Shares to which a Participant to whom a Performance Share Award has been granted is entitled after the applicable Performance Period has ended shall be the number of Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.

     10.5 Timing of Payment of Performance Shares.  Except as provided in
ARTICLE 13, delivery of earned Performance Shares shall be made following the close of the applicable Performance Period at a time and in a manner determined by the Committee.

     10.6 Termination of Employment.

          (a) Except as provided in Section 10.6(b), a Participant shall forfeit all Performance Shares upon termination of employment during a Performance Period.

          (b) An Award Agreement may provide that upon termination of employment by reason of death, Disability, or Retirement during a Performance Period, the Participant shall be entitled to a number of Performance Shares that is prorated, as specified by the Committee.

          (c) Delivery of earned Performance Shares shall be made at a time determined by the Committee.

     10.7 Nontransferability. A Performance Share Award may not be sold, transferred, pledged, assigned or otherwise alienated, other than by will or by the laws of descent and distribution.

                                   ARTICLE 11
              BONUS STOCK AND STOCK IN PLACE OF CASH COMPENSATION

     11.1 Bonus Stock. The Company shall award Shares to an Employee as a bonus ("Bonus Stock") under such terms and conditions and at such time as the Committee may determine.

     11.2 Stock in Place of Certain Compensation. The Committee may determine that an Employee who would otherwise become entitled to payment in cash of salary, bonus, or other compensation shall be awarded Shares in place of such cash compensation ("Stock in Place of Cash Compensation"). The Fair Market Value of the Shares awarded shall be equal, on the date the compensation would otherwise be paid in cash, to the amount of compensation the Award is replacing.

     11.3 Awards. Awards of Bonus Stock and Stock in Place of Cash Compensation shall be subject to any terms and conditions determined by the Committee.

                                   ARTICLE 12
                            BENEFICIARY DESIGNATION

     A Participant may name a beneficiary or beneficiaries to whom any benefit under the Plan that becomes payable after or on account of the Participant's death is to be paid. If no designated beneficiary survives the Participant, such benefits shall be paid to the Participant's surviving spouse or, if none, to the Participant's estate.

                                   ARTICLE 13
                                   DEFERRALS

     The Committee may permit or require a Participant to defer receipt of the delivery of Shares or cash that would otherwise be due to such Participant by virtue of the exercise of an Option or Stock Appreciation Right, the satisfaction, lapse, or waiver of conditions with respect to Restricted Stock or Deferred Stock Unit Awards, or the satisfaction of any requirements or objectives with respect to Performance Shares. If a deferral election is permitted or required, the Committee shall establish rules for such deferrals and may retroactively amend such rules and unilaterally cancel deferral elections. Furthermore, the Committee in its sole discretion may defer the delivery of Shares or a cash payment if such delivery or payment would result in compensation not deductible by the Company by reason of Code section 162(m). Such a deferral may continue until the delivery or payment would result in a deduction for the Company.

                                   ARTICLE 14
                              STATUS OF EMPLOYEES

     14.1 Employment. Nothing in the Plan shall interfere with or limit the right of the Company or a Subsidiary to terminate a Participant's employment at any time, or confer upon a Participant any right to continue in the employ of the Company or a Subsidiary.

     14.2 Participation. Any Award under the Plan is in the discretion of the Committee. No Employee shall, as a result of the existence of the Plan, have the right to be selected to receive an Award under this Plan.

                                   ARTICLE 15
                               CHANGE IN CONTROL

     15.1 Definition of Change in Control. For purposes of this Plan, a "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirements; provided that, without limitation, such a Change in Control shall be deemed to have occurred if (a) any "person" (as such term is used in section

13(d) and 14(d) of the Exchange Act) is or becomes "beneficial owner" (as defined in Rule 13d 3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30 percent or more of the combined voting power of the Company's then outstanding securities; or (B) during any period of two consecutive years, the following persons (the "Continuing Directors") cease for any reason to constitute a majority of the Board: individuals who at the beginning of such period constitute the Board and new Directors each of whose election to the Board or nomination for election to the Board by the Company's security holders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved; or (C) the security holders of the Company approve a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation that would result in the voting securities of the Company outstanding immediately before the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of such surviving entity) more than 50 percent of the combined voting power of the voting securities of the Company or of such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger of consolidation that is approved by a Board having a majority of its members persons who are Continuing Directors, of which Continuing Directors not less than two-thirds have approved the merger or consolidation; or (D) the security holders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     15.2 Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (a) the amount of cash and fair market value of property that is the highest price per Share paid (including extraordinary dividends) in any corporate transaction triggering the Change in Control, or (c) the Fair Market Value per Share immediately preceding the Change in Control.

     15.3 Treatment of Outstanding Awards.  Upon the occurrence of a Change in
Control:

          (a) All terms, conditions, restrictions, and limits in effect on outstanding Options and Stock Appreciation Rights shall lapse as of the Change of Control, and all outstanding Options and Stock Appreciation Rights shall be immediately exercisable. Further, upon a Change of Control, the Committee in its sole discretion may (i) provide for the purchase of Options and Stock Appreciation Rights then outstanding for an amount of cash equal to the excess of the Fair Market Value of the Shares subject to such Option or Stock Appreciation Right (which shall not be less than the amount of cash and the fair market value of other consideration tendered for such Shares in the Change of Control transaction) over the aggregate Exercise Price for the Shares subject to the Option or Base Price for Shares subject to the Stock Appreciation Right, (ii) make such adjustments to Options or Stock Appreciation Rights then outstanding as the Committee finds appropriate to reflect the Change of Control, or (iii) cause any surviving corporation in the Change of Control to assume Options and Stock Appreciation Rights then outstanding or substitute new options for such outstanding Options and Stock Appreciation Rights.

          (b) Any terms, conditions, restrictions, limits, and Restricted Periods imposed on outstanding Restricted Stock and Deferred Stock Unit Awards shall lapse, provided, however, that the degree of vesting associated with Restricted Stock or a Deferred Stock Unit Award that has been conditioned upon the achievement of performance objectives shall be determined in the manner set forth in Section 15.3(c).

          (c) Except as otherwise provided in the Award Agreement, the vesting of Performance Shares shall be accelerated as of the effective date of the Change in Control, and there shall be delivered to Participants upon the Change in Control a pro rata number of Shares based upon an assumed achievement of all relevant performance objectives at target levels, and upon the length of time within the Performance Period elapsed before the effective date of the Change in Control.

                                   ARTICLE 16
                  AMENDMENT AND TERMINATION OF PLAN AND AWARDS

     16.1 Amendment and Termination of Plan. The Board of Directors may amend or terminate the Plan at any time; provided, however, that (a) without the approval of stockholders, the Board of Directors may not amend the Plan (i) to increase (except for increases due to adjustments in accordance with Section 4.5) the aggregate number of Shares for which Awards may be granted or (ii) to decrease the minimum Exercise Price specified by the Plan in respect of Options or the minimum Base Price specified in respect of Stock Appreciation Rights, and
(b) without the consent of the Participant or Participants adversely affected, the Board of Directors may not amend the Plan in a manner that has an adverse effect on the rights of any Participant under any outstanding Award.

     16.2 Amendment of Awards. The Committee may amend or terminate any outstanding Award without approval of the Participant; provided, however:

          (a) unless allowed by the terms of the applicable Award Agreement, an amendment or termination shall not, without the Participant's consent, reduce the value of the Award determined as if the Award had been exercised, vested, cashed in (at the spread value in the case of Options and Stock Appreciation Rights) or otherwise settled on the date of an amendment or termination;

          (b) the original term of an Option or Stock Appreciation Right may not be extended beyond ten years without the prior approval of the stockholders of the Company;

          (c) except as otherwise provided in Section 4.5, the Exercise Price of an Option and the Base Price of a Stock Appreciation Right may not be reduced without the prior approval of the stockholders of the Company; and

          (d) except as provided in Section 4.5 or as approved by the Company's stockholders, an Option or a Stock Appreciation Right may not be cancelled and replaced with an Option or Stock Appreciation Right having a lower Exercise Price or Base Price.

                                   ARTICLE 17
                                  WITHHOLDING

     17.1 Tax Withholding. Subject to Section 17.2, the Company may deduct or withhold, or require a Participant to remit to the Company, an amount (either in cash or Shares) sufficient to satisfy the Company's obligation to withhold federal, state, and local taxes, with respect to any taxable event arising under or in connection with Awards granted under this Plan. 17.2 Share Withholding. With respect to withholding required upon the occurrence of any taxable event arising under or in connection with Awards granted under this Plan, the Company may satisfy its withholding obligation, in whole or in part, by withholding Shares having a Fair Market Value (determined on the date the Participant recognizes taxable income on the Award) equal to the withholding tax required to be collected on the transaction. The Participant may elect, however, subject to the approval of the Committee, to deliver the funds, in whole or in part, necessary to satisfy the withholding obligation to the Company, in which case there will be no reduction in the Shares otherwise distributable to the Participant.

                                   ARTICLE 18
                                 MISCELLANEOUS

     18.1 Severability. If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     18.2 Unfunded Status of the Plan. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained in this Plan shall give any rights that are greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or make payments.

     18.3 Governing Law. To the extent not preempted by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Maryland.

EASTGROUP PROPERTIES, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8588
EDISON, NJ 08818-8588







                           EASTGROUP PROPERTIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                             MAY 27, 2004, 9:00 A.M.

                                CORPORATE OFFICES
                              300 ONE JACKSON PLACE
                             188 EAST CAPITOL STREET
                              JACKSON, MISSISSIPPI








            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
--------------------------------------------------------------------------------

                                                                                                                        |     5997
    PLEASE MARK                                                                                                         |
[X] YOUR VOTE AS IN                                                                                                     -----
    THIS EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTER INDICATED IN 1 BELOW AND
WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO ANY MATTERS REFERRED TO IN 2
BELOW. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK
ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES
CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                                                                              FOR  AGAINST  ABSTAIN
-------------------------------------------                                 2. Ratification of                [ ]    [ ]      [ ]
         EASTGROUP PROPERTIES, INC.                                            the EastGroup
-------------------------------------------                                    Properties, Inc.
1. Election of Directors.                  Nominees: D. Pike Aloian;           2004 Equity Incentive Plan.
                                                     Alexander G. Anagnos;
                   FOR    WITHHELD                   H. C.Bailey, Jr.;
        FOR        [ ]      [ ]   WITHHOLD           Hayden C. Eaves, III;  3. In their discretion,           [ ]    [ ]      [ ]
        ALL                       FROM ALL           Fredric H. Gould;         the Proxies are
        NOMINEES                  NOMINEES           David H. Hoster II;       authorized to vote
                                                     David M. Osnos;           upon such other business as may properly
                                                     and Leland R. Speed.      come before the meeting or any
                                                                               adjournments thereof.
     [ ]
        ----------------------------------------
        For all nominees except as written above
                                                                       PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON STOCK
                                                                       CERTIFICATE(S). A corporation is requested to sign its name by its President or other authorized officer, with the
                                                                       office held so designated. A partnership should sign in the partnership name by an authorized person. Executors,
                                                                       trustees, administrators, etc. are requested to indicate the capacity in which they are signing. JOINT TENANTS SHOULD
                                                                       BOTH SIGN.

                                                                       YOUR VOTE IS IMPORTANT!

                                                                       PLEASE SIGN DATE AND RETURN THIS PROXY CARD IN THE
                                                                       ACCOMPANYING POSTAGE-PAID ENVELOPE.



Signature:                          Date:                   Signature:                          Date:
          -------------------------      ------------------           -------------------------      ------------------

                           EASTGROUP PROPERTIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                            MAY 27, 2004, 9:00 A.M.

                                CORPORATE OFFICES
                              300 ONE JACKSON PLACE
                             188 EAST CAPITOL STREET
                              JACKSON, MISSISSIPPI


















                                   DETACH HERE
--------------------------------------------------------------------------------

                                      PROXY

                           EASTGROUP PROPERTIES, INC.

P    300 ONE JACKSON PLACE, 188 EAST CAPITOL STREET, JACKSON, MISSISSIPPI 39201

R          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

O
      The undersigned hereby appoints DAVID H. HOSTER II and N. KEITH McKEY,
X or either of them, Proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote
Y all shares of common stock, $0.0001 par value per share, of EastGroup Properties, Inc. (the "Company"), which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, on Thursday, May 27, 2004, at 9:00 a.m., Jackson time, or any adjournment or postponement thereof, and directs that the shares represented by this Proxy shall be voted as indicated on the reverse.



                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

--------------------------------------------------------------------------------
 PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID
                                   ENVELOPE.
--------------------------------------------------------------------------------

      HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?

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